UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018
FGL HOLDINGS
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor Boundary Hall, Cricket Square Grand Cayman, Cayman Islands KY1-1102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (345) 947-5614

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

As described in Item 5.07 of this Current Report, FGL Holdings (the “Company”) held its 2018 annual general meeting of shareholders (the “Meeting”) on May 9, 2018. At the Meeting, the Company’s shareholders approved the Company’s amended and restated memorandum and articles of association (the “charter”), which became effective on May 9, 2018. The charter was amended and restated such that it complies with the provisions of Section 313.00(C) of the NYSE Listed Company Manual regarding the right of the holders of preferred shares to elect two directors upon default of dividend payments for six quarterly periods.

The amendment and restatement of the Company’s charter is more fully described in “Proposal 3 ‒ Approval of the Charter Amendment Proposal” of the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on April 2, 2018 (the “Proxy Statement”), and the description of the amendment and restatement of the Company’s charter included in the Proxy Statement is incorporated by reference herein. The description of the amendment and restatement of the Company’s charter is qualified in its entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2018, the board of directors of the Company appointed Mr. Thomas Sanzone to the Nominating and Corporate Governance Committee of the Company’s board of directors.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Meeting on May 9, 2018. The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter where applicable are set forth below.

(i) To elect three Class B Directors:

	For	Against	Abstain
Chinh E. Chu	178,227,749	169,148	1,500,000
Patrick S. Baird	165,653,206	12,743,691	1,500,000
James A. Quella	160,132,037	18,264,860	1,500,000

There were 8,660,372 broker non-votes represented at the Meeting with respect to this matter.

(ii) To approve the issuance of ordinary shares upon conversion of preferred shares:

For	Against	Abstain
178,393,436	3,321	1,500,140

There were 8,660,372 broker non-votes represented at the Meeting with respect to this matter.

(iii) To approve the amendment and restatement of the amended and restated memorandum and articles of association:

For	Against	Abstain
178,218,339	821	1,677,737

There were 8,660,372 broker non-votes represented at the Meeting with respect to this matter.

(iv) To approve the advisory vote approving the compensation of the Company’s named executive officers:

For	Against	Abstain
178,216,320	177,777	1,502,800

There were 8,660,372 broker non-votes represented at the Meeting with respect to this matter.

(v) To approve the advisory vote on the frequency of future advisory votes on executive compensation:

Three Years	Two Years	One Year	Abstain
116,871,552	2,698,925	60,323,520	2,900

There were 8,660,372 broker non-votes represented at the Meeting with respect to this matter.

(vi) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018:

For	Against	Abstain
186,974,096	82,951	1,500,222

There were 0 broker non-votes represented at the Meeting with respect to this matter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.         Description

3.1        Amended and Restated Memorandum and Articles of Association

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2018	FGL HOLDINGS

By: /s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Secretary and General Counsel